UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2019

Verb Technology Company, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

344 S. Hauser Boulevard, Suite 414

Los Angeles, California 90036

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 8 – Other Events

Item 8.01 Other Events

On April 11, 2019, we issued a press release announcing the closing of our previously announced underwritten public offering of 6,389,776 units (the “Units”), consisting of an aggregate of 6,389,776 shares of our Common Stock (the “Firm Shares”) and warrants to purchase up to an aggregate of 6,389,776 shares of our Common Stock (the “Firm Warrants”; and the shares of Common Stock issuable from time to time upon exercise of the Firm Warrants, the “Firm Warrant Shares”), at a public offering price of $3.13 per Unit. Pursuant to the terms of the Underwriting Agreement, dated April 4, 2019 (the “Underwriting Agreement”), by and between AGP, as an underwriter and as representative of the other underwriters (the “Representative”), and us, we also granted the Representative an option, exercisable for 45 days, to purchase up to 958,466 additional Units, consisting of an aggregate of (x) 958,466 shares of Common Stock (the “Option Shares”) and (y) warrants to purchase up to an aggregate of 958,466 shares of Common Stock (the “Option Warrants”; and the shares of Common Stock issuable from time to time upon exercise of the Option Warrants, the “Option Warrant Shares”). In connection with the closing, the Representative partially exercised its over-allotment option and purchased an additional 159,820 Units, consisting of an aggregate of 159,820 Option Shares and Option Warrants to purchase up to an aggregate of 159,820 Option Warrant Shares. The Firm Warrants and Option Warrants have an initial per-share exercise price of $3.443, subject to customary adjustments, are exercisable immediately, and will expire at 5:00 p.m. Eastern Time on April 9, 2024.

We received gross proceeds of approximately $20,500,000 before deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

(d) Exhibits

Exhibits	Description of Exhibit

99.1*	Press Release dated April 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verb Technology Company, Inc.

Dated: April 11, 2019	By:	/s/ Rory J. Cutaia
Rory J. Cutaia, Chairman and Chief Executive Officer